October 2, 2023

Supplement

SUPPLEMENT DATED OCTOBER 2, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF
Morgan Stanley U.S. Government Money Market Trust, dated May 31, 2023

The Securities and Exchange Commission ("SEC") recently approved certain regulatory changes that impact money market funds, including the Fund. Previously, the Fund, as a government money market fund, was permitted to opt-in to a liquidity fee and redemption gate framework, whereby the Fund would have had the ability to impose a liquidity fee or redemption gate if it invested less than 30% of its total assets in weekly liquid assets ("Prior Liquidity Fee and Redemption Gate Framework"). As part of the recently approved regulatory changes, the SEC revised the Prior Liquidity Fee and Redemption Gate Framework to remove (i) the ability of a money market fund to impose a redemption gate (other than as part of a liquidation) and (ii) the tie between a fund's weekly liquid asset levels and its ability to impose a liquidity fee. Accordingly, effective immediately, the Fund is permitted to opt-in to a revised liquidity fee framework after appropriate notice to shareholders, whereby the Fund would have the ability to impose a liquidity fee of up to 2% without regard to the Fund's level of weekly liquid assets if the Fund's Board of Trustees believes such fee to be in the best interest of the Fund and its shareholders ("Current Liquidity Fee Framework"). The Fund is exempt from the Current Liquidity Fee Framework, but the Fund's Board of Trustees reserves its right to opt-in to the Current Liquidity Fee Framework in the future after providing appropriate notice to shareholders.

Accordingly, effective immediately, the Summary Prospectus and Prospectus are hereby amended as follows:

The fourth sentence of the sections of the Summary Prospectus titled "Principal Investment Strategies" and the Prospectus titled "Fund Summary—Principal Investment Strategies" and "Fund Details—Additional Information about Fund Investment Objective, Strategies and Risks—Principal Investment Strategies" is hereby deleted and replaced with the following:

A "government money market fund" is exempt from requirements that permit money market funds to impose a "liquidity fee."

The second paragraph of the sections of the Summary Prospectus titled "Principal Risks" and the Prospectus titled "Fund Summary—Principal Risks" is hereby deleted and replaced with the following:

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The section of the Prospectus titled "Shareholder Information—Liquidity Fees and Redemption Gates" is hereby deleted and replaced with the following:

Liquidity Fees

The Fund is exempt from requirements that permit money market funds to impose a "liquidity fee." However, the Board of Trustees has reserved its right to subject the Fund to a potential "liquidity fee" in the future after providing appropriate notice to shareholders.

Please retain this supplement for future reference.

MSUSGMMTSUMPROPSPT 10/23

October 2, 2023

Supplement

SUPPLEMENT DATED OCTOBER 2, 2023 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
Morgan Stanley U.S. Government Money Market Trust, dated May 31, 2023

The Securities and Exchange Commission ("SEC") recently approved certain regulatory changes that impact money market funds, including the Fund. Previously, the Fund, as a government money market fund, was permitted to opt-in to a liquidity fee and redemption gate framework, whereby the Fund would have had the ability to impose a liquidity fee or redemption gate if it invested less than 30% of its total assets in weekly liquid assets ("Prior Liquidity Fee and Redemption Gate Framework"). As part of the recently approved regulatory changes, the SEC revised the Prior Liquidity Fee and Redemption Gate Framework to remove (i) the ability of a money market fund to impose a redemption gate (other than as part of a liquidation) and (ii) the tie between a fund's weekly liquid asset levels and its ability to impose a liquidity fee. Accordingly, effective immediately, the Fund is permitted to opt-in to a revised liquidity fee framework after appropriate notice to shareholders, whereby the Fund would have the ability to impose a liquidity fee of up to 2% without regard to the Fund's level of weekly liquid assets if the Fund's Board of Trustees believes such fee to be in the best interest of the Fund and its shareholders ("Current Liquidity Fee Framework"). The Fund is exempt from the Current Liquidity Fee Framework, but the Fund's Board of Trustees reserves its right to opt-in to the Current Liquidity Fee Framework in the future after providing appropriate notice to shareholders.

Accordingly, effective immediately, the Statement of Additional Information is hereby amended as follows:

The section of the Statement of Additional Information titled "Investment Strategies and Risks—Investment Company Securities—Money Market Funds" is hereby deleted and replaced with the following:

Money Market Funds. To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests, which may result in the Fund bearing some additional expenses. The rules governing money market funds: (1) permit certain money market funds to impose a "liquidity fee" (up to 2%) if the Board of Trustees determines it is in the best interests of the fund, and (2) require "institutional money market funds" to operate with a floating NAV rounded to a minimum of the fourth decimal place in the case of a fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). These may affect the investment strategies, performance and operating expenses of money market funds. "Government money market funds," as defined under Rule 2a-7 of the 1940 Act ("Rule 2a-7"), are exempt from these requirements, though such funds may choose to opt-in to the implementation of liquidity fees.

The fifth sentence in the second paragraph of the section of the Statement of Additional Information titled "Disclosure of Portfolio Holdings" is hereby deleted and replaced with the following:

In the event that the Fund files information regarding certain material events with the SEC on Form N-CR, the Fund will disclose on its website certain information that the Fund is required to report on Form N-CR.

Please retain this supplement for future reference.